EXHIBIT 10.7

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED ADMINISTRATION AGREEMENT

This SECOND AMENDMENT (this “Amendment”), dated as of September 21, 2026, amends the Second Amended and Restated Administration Agreement, dated as of June 3, 2004 (as amended to date, the “Administration Agreement”), among AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC (formerly known as Cendant Rental Car Funding (AESOP) LLC), a Delaware limited liability company (“ABRCF”), AESOP LEASING L.P., a Delaware limited partnership (“AESOP Leasing”), AESOP LEASING CORP. II, a Delaware corporation (“AESOP Leasing II”), avis rent a car system, LLC (formerly known as Avis Rent A Car System, Inc.), a Delaware limited liability company (“ARAC”), budget rent a car system, inc., a Delaware corporation (“BRAC”), AVIS BUDGET CAR RENTAL, LLC (formerly known as Cendant Car Rental Group, LLC), a Delaware limited liability company (“ABCR” or the “Administrator”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (as successor in interest to The Bank of New York), not in its individual capacity but solely as Trustee (the “Trustee”) under the Second Amended and Restated Base Indenture, dated as of June 3, 2004 (as amended to date, the “Base Indenture”), between ABRCF, as issuer, and the Trustee. Unless otherwise specified herein, capitalized terms used herein shall have the meanings ascribed to such terms in (i) the Definitions List attached as Schedule I to the Base Indenture, as such Definitions List may from time to time be amended in accordance with the terms of the Base Indenture, or (ii) the Administration Agreement, as applicable.

W I T N E S S E T H:

WHEREAS, pursuant to Section 16 of the Administration Agreement, the Administration Agreement may be amended with an agreement in writing signed by ABRCF, AESOP Leasing, AESOP Leasing II and the Administrator and consented to in writing by the Trustee, and with satisfaction of the Rating Agency Consent Condition;

WHEREAS, pursuant to Section 12.2 of the Base Indenture, the Administration Agreement may be amended with the written consent of ABRCF, the Trustee, any applicable Enhancement Provider, the Requisite Investors or each affected Noteholder, as applicable;

WHEREAS, to the extent required pursuant to Section 12.2 of the Base Indenture, ABRCF has received the consent of each applicable Enhancement Provider, the Requisite Investors or each affected Noteholder, as applicable, in connection with the execution of this Amendment;

WHEREAS, ABRCF has requested the Trustee and each applicable Enhancement Provider to consent, and the Trustee and each applicable Enhancement Provider have consented, to the amendment of certain provisions of the Administration Agreement as set forth herein;

WHEREAS, on the date hereof, the Rating Agency Consent Condition will be satisfied; and

WHEREAS, ABRCF has duly authorized the execution and delivery of this Amendment.

NOW THEREFORE, for and in consideration of the premises, and other good and valuable consideration the receipt and sufficiency of which are acknowledged, it is mutually covenanted and agreed, that the Administration Agreement be amended and supplemented as follows:

1.        Section 2(b)(vi) of the Administration Agreement is hereby amended by (i) deleting the stricken text (indicated in the same manner as the following example: ~~stricken text~~) and (ii) adding the inserted text (indicated in the same manner as the following example: inserted text) as set forth below.

The Trustee hereby grants to the Administrator a power of attorney, with full power of substitution to take any and all actions, solely for the following limited purposes, in the name of the Trustee, (x) to note the Trustee as the holder of a first Lien on the Certificates of Title and/or otherwise ensure that the first Lien shown on any and all Certificates of Title is in the name of the Trustee (except with respect to the Certificates of Title for (A) any Franchisee Vehicles (which will reflect the lien of the nominee lienholder under the applicable Franchisee Nominee Agreement) and (B) Vehicles ~~titled in the States of Oklahoma, Nebraska and Ohio~~for which the Lien is not perfected under the Base Indenture) and (y) to release the Trustee’s Lien on any Certificate of Title in connection with the sale or disposition of the related Vehicle permitted pursuant to the provisions of the Related Documents. Nothing in this Agreement shall be construed as authorization from the Trustee to the Administrator to release any Lien on the Certificates of Title except upon compliance with the Related Documents. The Trustee shall have the right to terminate such power of attorney (including the related power granted pursuant to the following sentence) at any time by giving written notice to such effect to the Administrator. To further evidence such power of attorney, the Trustee agrees that, on the date hereof and upon request of the Administrator from time to time, it will execute a separate power of attorney substantially in the form of Exhibit A hereto.

2.        Section 16 of the Administration Agreement is hereby amended by adding the inserted text (indicated in the same manner as the following example: inserted text) as set forth below.

This Agreement may be amended from time to time by a written amendment duly executed and delivered by ABRCF, AESOP Leasing, AESOP Leasing II and the Administrator, with the written consent of the Trustee, without the consent of the Noteholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided that (i) such amendment will not, as set forth in an Opinion of Counsel satisfactory to the Trustee, materially and adversely affect the interest of any Noteholder and (ii) the Rating Agency Consent Condition has been satisfied with respect to such amendment; provided further that no consent of the Trustee or any Noteholder shall be required and no satisfaction of the Rating Agency Consent Condition shall be required in connection with any amendments, modifications or changes ABRCF and AESOP Leasing deem necessary or advisable in order to terminate the Master Exchange Agreement, the Escrow Agreement and LKE Program and to remove all references to the Master Exchange Agreement, the Escrow Agreement and LKE Program from this Agreement and the Related Documents.

This Agreement may also be amended by ABRCF, AESOP Leasing, AESOP Leasing II, the Administrator and the Trustee with the written consent of the Noteholders of Notes evidencing not less than a majority of the Notes Outstanding for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of Noteholders; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Collateral or distributions that are required to be made for the benefit of the Noteholders or (ii) reduce the aforesaid percentage of the Noteholders which are required to consent to any such amendment, without the consent of the Noteholders of all the Notes Outstanding and provided further that the Rating Agency Consent Condition has been satisfied with respect to such amendment. The Trustee shall have no obligation to execute any amendment hereto which affects its rights, duties and obligations.

1.      This Amendment is limited as specified and, except as expressly stated herein, shall not constitute a modification, acceptance or waiver of any other provision of the Administration Agreement.

2.      This Amendment shall become effective as of the date (the “Amendment Effective Date”) on which each of the following has occurred: (i) each of the parties hereto shall have executed and delivered this Amendment to the Trustee, (ii) the Rating Agency Consent Condition shall have been satisfied with respect to this Amendment and (iii) the Requisite Investors or each affected Noteholder, as applicable, the Trustee, the Lender and, for any applicable Series of Notes, each applicable Enhancement Provider, shall have consented hereto.

3.      From and after the Amendment Effective Date, all references to the Administration Agreement shall be deemed to be references to the Administration Agreement as amended hereby.

4.      This Amendment may be executed in separate counterparts by the parties hereto, each of which when so executed and delivered shall be an original but all of which shall together constitute one and the same instrument.

3.        THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers as of the date above first written.

AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC

By:	/s/ David Calabria
Name: David Calabria
Title: President and Treasurer

AESOP LEASING L.P.

By:	AESOP LEASING CORP., its general partner

By:	/s/ David Calabria
Name: David Calabria
Title: President and Treasurer

AESOP LEASING CORP. II

By:	/s/ David Calabria
Name: David Calabria
Title: President and Treasurer

AVIS RENT A CAR SYSTEM, LLC

By:	/s/ David Calabria
Name: David Calabria
Title: President and Treasurer

BUDGET RENT A CAR SYSTEM, INC.

By:	/s/ David Calabria
Name: David Calabria
Title: President and Treasurer

AVIS BUDGET CAR RENTAL, LLC

By:	/s/ David Calabria
Name: David Calabria
Title: Senior Vice President and Treasurer

Signature Page to Second Amendment to Administration Agreement

Acknowledged and Consented To:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	/s/ Vanissa Davis
Name: Vanissa Davis
Title: Vice President

Signature Page to Second Amendment to Administration Agreement